Exhibit 10.1

Execution Version

Third Amendment to Loan and Security Agreement

March 9, 2026

JPMorgan Chase Bank, National Association,

as Administrative Agent

c/o JPMorgan Services Inc.

500 Stanton Christiana Rd., 3rd Floor

Newark, Delaware 19713

Attention: Nicholas Rapak

JPMorgan Chase Bank, National Association,

as Administrative Agent

383 Madison Avenue

New York, New York 10179

Attention: James Greenfield

Email: james.r.greenfield@jpmorgan.com

Credit_Financing_MO@jpmorgan.com

JPMorgan Chase Bank, National Association,

as Lender

c/o JPMorgan Services Inc.

500 Stanton Christiana Rd., 3rd Floor

Newark, Delaware 19713

Attention: Nicholas Rapak

cc: U.S. Bank Trust Company, National Association, as Collateral Agent and Collateral Administrator, BCP Investment Corporation (formerly known as Portman Ridge Finance Corporation), as Portfolio Manager

Ladies and Gentlemen:

Reference is hereby made to the Loan and Security Agreement, dated as of December 18, 2019 (as amended by the First Amendment, dated as of April 29, 2022, and the Second Amendment, dated as of July 23, 2024, the “Agreement”), among Great Lakes Portman Ridge Funding LLC, as borrower (the “Company”), JPMorgan Chase Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), BCP Investment Corporation (formerly known as Portman Ridge Finance Corporation), as portfolio manager (the “Portfolio Manager”), JPMorgan Chase Bank, National Association, as lender (in such capacity, the “Lender”), U.S. Bank Trust Company, National Association, as collateral agent (in such capacity, the “Collateral Agent”) and collateral administrator (in such capacity, the “Collateral Administrator”) and U.S. Bank National Association, as securities intermediary (in such capacity, the “Securities Intermediary”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given such terms in the Agreement as amended by this Third Amendment.

(A) The Agreement is hereby amended in accordance with Section 10.05 thereof to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Agreement attached as Exhibit A hereto. Exhibit A hereto constitutes the changed pages of the conformed copy of the Agreement.

(B) The effectiveness of this Third Amendment is conditioned upon receipt by the Administrative Agent of executed signature pages by all parties thereto of this Third Amendment.

(C) The Administrative Agent and the Lenders hereby agree to waive the 1.00% premium on the Third Amendment Prepayment to which they would otherwise be entitled pursuant to Section 4.07(a)(ii) of the Agreement.

(D) Except as expressly set forth in the immediately preceding paragraphs, the Administrative Agent (in its own capacity and in its capacity as agent of the Lenders) reserves all of its rights, privileges, powers and remedies under the Agreement and the other Loan Documents, as well as under applicable law (whether determined at law or in equity). Except as specifically provided herein, the Agreement shall remain in full force and effect and the execution of this Third Amendment shall not operate as a waiver of any violation of, or any right, privilege, power or remedy of any party under, the Agreement or any other Loan Document; all such rights, privileges, powers and remedies are expressly reserved. The Administrative Agent’s or any Lender’s exercise or failure to exercise any rights, privileges, powers and remedies under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights, privileges, powers and/or remedies in any other instance or instances.

(E) THIS THIRD AMENDMENT REQUEST SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(F) This Third Amendment may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

(G) The individual executing this Third Amendment on behalf of the Company hereby certifies to the Administrative Agent that (i) such individual is a duly authorized officer of the Company and has the authority to make the certifications set forth in the following clause (ii) and (ii) as of the date hereof (a) no Market Value Event has occurred and no Event of Default has occurred and is continuing and (b) all of the representations and warranties contained in Article VI of the Agreement and in any other Loan Document shall be true and correct in all material respects (or with respect to such representations and warranties which by their terms contain materiality qualifiers, shall be true and correct), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or with respect to such representations and warranties which by their terms contain materiality qualifiers, shall be true and correct) as of such earlier date.

(H) The Collateral Agent, the Collateral Administrator and the Securities Intermediary assume no responsibility for the correctness of the recitals contained herein, and the Collateral Agent, the Collateral Administrator and the Securities Intermediary shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this Third Amendment and makes no representation with respect thereto. In entering into this Third Amendment, the Collateral Agent, the Collateral Administrator and the Securities Intermediary shall be entitled to the benefit of every provision of the Agreement relating to the conduct or affecting the liability of or affording protection to the Collateral Agent, the Collateral Administrator and the Securities Intermediary, including their right to be compensated, reimbursed and indemnified in accordance with the terms thereof. The Administrative Agent, by its signature hereto, authorizes and directs the Collateral Agent, the Collateral Administrator and the Securities Intermediary to acknowledge and agree this Third Amendment.

Very truly yours,

GREAT LAKES PORTMAN RIDGE FUNDING LLC, as Company

By:	/s/ Patrick Schafer
Name: Patrick Schafer
Title: Authorized Signatory

Portman Ridge Funding LLC

Third Amendment

The Administrative Agent and the Lender agree to the modifications of the Agreement set forth in this Third Amendment above upon satisfaction of the conditions precedent specified above.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ David Campbell
Name: David Campbell
Title: Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ David Campbell
Name: David Campbell
Title: Vice President

Portman Ridge Funding LLC

Third Amendment

Acknowledged and agreed as of the first date set forth above for purposes of the modifications of the Agreement set forth in this Third Amendment above:

BCP INVESTMENT CORPORATION, as Portfolio Manager

By:	/s/ Patrick Schafer
Name: Patrick Schafer
Title: Authorized Signatory

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Jon C. Warn
Name: Jon C. Warn
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as Securities Intermediary

By:	/s/ Jon C. Warn
Name: Jon C. Warn
Title: Senior Vice President

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Administrator

By:	/s/ Jon C. Warn
Name: Jon C. Warn
Title: Senior Vice President

Portman Ridge Funding LLC

Third Amendment

EXHIBIT A

CHANGED PAGES OF CONFORMED LOAN AND SECURITY AGREEMENT

Execution Copy

Conformed through the ~~Second~~Third Amendment to Loan and Security Agreement dated as of ~~July~~

~~23~~March 9, ~~2024~~2026

LOAN AND SECURITY AGREEMENT

dated as of

December 18, 2019

among

GREAT LAKES PORTMAN RIDGE FUNDING LLC

The Lenders Party Hereto

The Collateral Administrator, Collateral Agent and Securities Intermediary Party Hereto

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

as Administrative Agent

and

PORTMAN RIDGE FINANCE CORPORATION,

as Portfolio Manager

scheduled date of payment of the principal amount of any Advance, or any interest thereon, or any other amounts payable hereunder, or reduces the amount of, waives or excuses any such payment (other than a waiver of the application of the Adjusted Applicable Margin), or postpones the scheduled date of expiration of any Financing Commitment, (iv) changes any provision in a manner that would alter the pro rata sharing of payments required hereby or (v) changes any of the provisions of this definition or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder.

“Maturity Date” means the date that is the earliest of (1) the Scheduled Termination Date set forth on the Transaction Schedule, (2) the date on which the Secured Obligations become due and payable upon the occurrence of an Event of Default under Article VII and the acceleration of the Secured Obligations, (3) the date on which the principal amount of the Advances is irrevocably reduced to zero as a result of one or more prepayments and the Financing Commitments are irrevocably terminated and (4) the date after a Market Value Event on which all Portfolio Investments have been sold and the proceeds therefrom have been received by the Company; provided that in connection with the Bridge Advance, the Maturity Date of the Bridge Advance under clause (1) above shall be the Bridge Advance Due Date.

“Maximum Rate” has the meaning set forth in Section 10.08.

“Mezzanine Obligation” means a Portfolio Investment which is unsecured, subordinated debt of the obligor.

“Minimum Funding Amount” means, on any date of determination, the amount set forth in the table below; provided that, on and after any Commitment Increase Date, the Minimum Funding Amount shall be the amount set forth in the last row below plus 70% of the increase in the Financing Commitment resulting from the Commitment Increase Request and any prior Commitment Increase Request; provided that the aggregate principal amount of the Bridge Advance shall not be included in such amount:

Period Start Date	Period End Date	Minimum Funding Amount (U.S.$)
Effective Date	January 8, 2020		$13,200,000
January 9, 2020	June 18, 2020		$72,500,000
June 19, 2020	September 5, 2024		$92,000,000
September 6, 2024	Third Amendment Effective Date		$140,000,000
~~September 6, 2024~~Third Amendment Effective Date	Last day of the Reinvestment Period	$	~~140,000,000~~87,500,000

“MV Cure Account” means the account established by the Securities Intermediary and set forth on the Transaction Schedule and any successor accounts established in connection with the resignation or removal of the Securities Intermediary.

“Nationally Recognized Valuation Provider” means (i) Lincoln International LLC (f/k/a Lincoln Partners LLC), (ii) Valuation Research Corporation, (iii) Duff & Phelps, LLC, (iv) Hilco to pay such debts as they become due (whether at maturity or otherwise). For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person; provided that notwithstanding any provision herein to the contrary, the term “Subsidiary” shall not include any Person that constitutes an investment held by the Company in the ordinary course of business and that is not, under GAAP, consolidated on the financial statements of the Company.

“Substitute Portfolio Investment” has the meaning specified in Section 1.06. “Substitution” has the meaning specified in Section 1.06.

“Substitution Date” has the meaning specified in Section 1.03.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term SOFR Rate” means, for each Calculation Period relating to an Advance, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two (2) Business Days prior to the commencement of such Calculation Period for rates with a tenor of three months, as such rate is published by the CME Term SOFR Administrator.

“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), for each Calculation Period relating to an Advance, the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR; provided that if the Term SOFR Reference Rate as so determined would be less than 0%, such rate shall be deemed to be 0% for the purposes of this Agreement. If by 5:00 pm (Central Standard time) on the fifth (5th) Business Day immediately following any Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding Business Day is not more than five (5) Business Days prior to such Term SOFR Determination Day.

“Third Amendment Effective Date” means March 9, 2026.

“TRACE” means the Trade Reporting and Compliance Engine.

“Trade Date” has the meaning set forth in Section 1.03.

“Transaction Schedule” has the meaning set forth in the introductory section of this Agreement.

SCHEDULE 1

Transaction Schedule

1. Types of Financing	Available	Financing Limit

Advances (excluding the Bridge Advance)	Yes

Prior to a ~~Commitment Increase Date or the Scheduled Financing~~ Commitment Increase Date:

U.S.$~~115,000,000~~125,000,0 00; After a Commitment Increase ~~Date or the Scheduled Financing Commitment Increase~~ Date, if any, U.S.$~~115,000,000 plus, (i) subject to satisfaction of the Scheduled Financing Commitment Increase Conditions, the principal amount of the Scheduled Financing Commitment Increase (which equals U.S.$85,000,000) and (ii)~~125,000,000 plus, the principal amount of each increase in the Financing Commitment set forth in the applicable Commitment Increase Requests up to U.S.$215,000,000 (in the aggregate).

Bridge Advances	Yes	The amount of the Bridge Commitment

2. Lenders	Financing Commitment

JPMorgan Chase Bank, National Association	Advances (excluding the Bridge Advance):

Prior to a ~~Commitment Increase Date or the Scheduled Financing~~ Commitment Increase Date: U.S.$ ~~115,000,000~~125,000,000; After a Commitment Increase ~~Date or the Scheduled Financing Commitment Increase~~ Date, if any, U.S.$~~115,000,000 plus, (i) subject to satisfaction of the Scheduled Financing Commitment Increase Conditions, the principal amount of the Scheduled Financing Commitment Increase (which equals~~

~~U.S.$85,000,000) and (ii)~~125,000,000 plus, the principal amount of each increase in the Financing Commitment set forth in the applicable Commitment Increase Requests up to U.S.$215,000,000 (in the aggregate), in each case, as reduced from time to time pursuant to Section 4.07

Bridge Advance:

The amount of the Bridge Commitment

3. Scheduled Termination Date:	August 29, 2027

4. Interest Rates

Applicable Margin for Advances:	With respect to interest based on the Benchmark, 2.50% per annum (subject to increase in accordance with Section 3.01(b)). With respect to interest based on the Base Rate, 2.50% per annum (subject to increase in accordance with Section 3.01(b)).

5. Account Numbers

Custodial Account:	[****]
Collection Account:	[****]
MV Cure Account:	[****]
Unfunded Exposure Account:	[****]

6. Market Value Trigger:	67.5%

7. Market Value Cure Level:	60.0%

8. Purchases of Restricted Securities

Notwithstanding anything herein to the contrary, no Portfolio Investment may constitute, at the time of initial purchase, a Restricted Security. As used herein, “Restricted Security” means any security that forms part of a new issue of publicly issued securities (a) with respect to which an Affiliate of any Lender that is a “broker” or a “dealer”, within the meaning of the Securities Exchange Act of 1934, participated in the distribution as a member of a selling syndicate or group within 30 days of the proposed purchase by the Company and (b) which the Company proposes to purchase from any such Affiliate of any Lender.